                                   HIGHLANDER

                                   INCOME FUND

                                     *  *  *

                                   SEMIANNUAL

                                     REPORT

                                      1996

                                TABLE OF CONTENTS

HIGHLANDER INCOME FUND
Highlander Income Fund is a diversified, closed-end fund. The fund's investment objective is to provide high current income. To achieve this objective, the fund invests primarily in a combination of high-grade, mortgage-backed securities and lower-rated fixed income securities, which include securities commonly referred to as "junk bonds." Each of these asset classes must comprise at least 30%, and no more than 70%, of the portfolio. The mortgage-backed securities may include certain derivative securities, such as inverse floating rate securities and Z-bonds. Junk bond securities generally have greater volatility of price and greater risks to principal and income than securities in the higher-rated categories. Fund shares trade on the American Stock Exchange under the symbol HLA.

AVERAGE ANNUAL TOTAL RETURNS . . . . . . . . . . .  1
LETTER TO SHAREHOLDERS . . . . . . . . . . . . . .  2
FINANCIAL STATEMENTS AND NOTES . . . . . . . . . .  6
INVESTMENTS IN SECURITIES. . . . . . . . . . . . . 16
SHAREHOLDER UPDATE . . . . . . . . . . . . . . . . 28


PLEASE REMEMBER YOU COULD LOSE MONEY WITH THIS INVESTMENT. NEITHER SAFETY OF PRINCIPAL NOR STABILITY OF INCOME IS GUARANTEED.

CALL FOR MORE INFORMATION
If you would like to be put on our mailing list to receive a quarterly update for Highlander Income Fund (HLA), call our Mutual Fund Services Department at 1 800 866-7778. In addition, you can call that same number and listen to a portfolio manager commentary for the fund, which is updated monthly.

                            AVERAGE ANNUALIZED TOTAL RETURNS


PERIODS ENDED AUG. 31, 1996

                                     [GRAPH]

AVERAGE ANNUALIZED TOTAL RETURN FIGURES ARE THROUGH AUG. 31, 1996, ARE BASED ON THE CHANGE IN NET ASSET VALUE (NAV), AND REFLECT THE REINVESTMENT OF ALL DISTRIBUTIONS BUT DO NOT REFLECT SALES CHARGES. NAV-BASED PERFORMANCE IS USED TO MEASURE INVESTMENT MANAGEMENT RESULTS.


AVERAGE ANNUALIZED TOTAL RETURN FIGURES BASED ON THE CHANGE IN MARKET PRICE FOR THE ONE-YEAR AND SINCE INCEPTION PERIODS ENDED AUG. 31, 1996, WERE 8.62% AND -0.09% RESPECTIVELY. THESE FIGURES ALSO ASSUME REINVESTED DISTRIBUTIONS AND DO NOT REFLECT SALES CHARGES.

PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. THE INVESTMENT RETURN AND MARKET VALUE OF AN INVESTMENT WILL FLUCTUATE SO THAT FUND SHARES, WHEN SOLD, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST.

* THIS BLENDED INDEX IS COMPRISED OF 50% LEHMAN BROTHERS U.S. MORTGAGE INDEX AND 50% LEHMAN BROTHERS HIGH-YIELD SINGLE B SECURITIES INDEX, WHICH HAD INDIVIDUAL ONE-YEAR RETURNS OF 4.98% AND 10.68% AND SINCE INCEPTION RETURNS OF 7.26% AND 10.51%, RESPECTIVELY.

THE LEHMAN BROTHERS U.S. MORTGAGE INDEX IS COMPRISED OF U.S. GOVERNMENT AGENCY MORTGAGE-BACKED SECURITIES WITH 5 TO 30 YEARS TO MATURITY. THE LEHMAN BROTHERS HIGH-YIELD SINGLE B SECURITIES INDEX IS COMPRISED OF FIXED RATE, PUBLIC NON-CONVERTIBLE ISSUES THAT ARE RATED B BY MOODY'S INVESTOR SERVICE. DEVELOPED BY LEHMAN BROTHERS, THE INDEXES ARE UNMANAGED, REFLECT THE REINVESTMENT OF ALL DISTRIBUTIONS AND DO NOT INCLUDE ANY FEES OR EXPENSES.

THE SINCE INCEPTION NUMBERS FOR THE LEHMAN BLENDED INDEX ARE CALCULATED FROM THE MONTH END CLOSEST TO THE FUND'S INCEPTION THROUGH AUG. 31, 1996.

                             HIGHLANDER INCOME FUND

[PHOTO]

TOM MCGLINCH, CFA, PIPER CAPITAL MANAGEMENT,
SHARES RESPONSIBILITY FOR THE MANAGEMENT OF HIGHLANDER INCOME FUND. HE HAS 15 YEARS OF FINANCIAL EXPERIENCE.

[PHOTO]

WAN-CHONG KUNG, PIPER CAPITAL MANAGEMENT,
SHARES RESPONSIBILITY FOR THE MANAGEMENT OF HIGHLANDER INCOME FUND. SHE HAS FOUR YEARS OF FINANCIAL EXPERIENCE.

Oct. 15, 1996

Dear Shareholders:

HIGHLANDER INCOME FUND HAD A NET ASSET VALUE (NAV) TOTAL RETURN OF 2.24%* FOR THE SIX-MONTH PERIOD ENDED AUG. 31, 1996. This figure assumes distributions were reinvested and does not include sales charges. In comparison, the fund's benchmark, a 50%/50% blend of the Lehman Brothers U.S. Mortgage Index and the Lehman Brothers High-Yield Single B Securities Index, had a return of 2.54%. The fund's return based on market price was -1.39% for this same six-month reporting period.

THE FUND'S NAV TOTAL RETURN, WHILE LOWER THAN THE BLENDED LEHMAN INDEX, ROSE OVER THE LAST HALF OF THIS SIX-MONTH REPORTING PERIOD. Early in the period, economic reports showed stronger-than-expected growth, which caused an increase in interest rates and, in turn, a drop in the price of bonds. During this time, the fund had an effective duration that was longer than the blended benchmark, which meant it was more sensitive to changes in interest rates and, therefore, underperformed. We implemented a series of trades in June to reduce the fund's duration. This move worked to close the underperformance gap, as evidenced by the fund outperforming the blended index in the last three months. For more information about effective duration and the ways it affects a fund, please see page 5.

THE HIGH-YIELD MARKET ENJOYED STRONG RETURNS OVER THE PERIOD AS IMPROVING CREDIT FUNDAMENTALS OFFSET MOST OF THE RISE IN INTEREST RATES. A strong economy has two very different impacts on the high-

* PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. THE INVESTMENT RETURN AND MARKET VALUE OF AN INVESTMENT WILL FLUCTUATE SO THAT FUND SHARES, WHEN SOLD, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST.

                             HIGHLANDER INCOME FUND

[PHOTO]

MARK DURBIANO, CFA, FEDERATED ADVISERS,
SHARES RESPONSIBILITY FOR THE MANAGEMENT OF HIGHLANDER INCOME FUND. HE HAS 14 YEARS OF FINANCIAL EXPERIENCE.

yield portion of the fund. First, a strong economy is usually accompanied by rising interest rates. This is a negative for all fixed income instruments, including high-yield bonds. However, a strong economy also has a positive impact on high-yield securities, as the underlying credit quality of high-yield issuers improves. This reduces the risk premium that investors demand to own high-yield securities. Over the past six months, the improved risk premium effectively offset the general rise in interest rates. We believe the economy will slow modestly from its second quarter pace, but its strength will continue to help reduce credit risk for high-yield securities.

THROUGHOUT THE PERIOD, WE FAVORED CABLE TELEVISION, BROADCASTING AND TELECOMMUNICATIONS IN THE HIGH-YIELD PORTION OF THE FUND. In our view, deregulation and consolidation will continue to positively impact the credit quality of issuers in these industries. We are especially optimistic about the telecommunications sector, where deregulation of the local phone markets has led to some exciting growth opportunities.

THIS PERIOD ALSO SAW SUBSTANTIAL MERGER AND ACQUISITION ACTIVITY, WHICH POSITIVELY AFFECTED THE TOTAL RETURN OF THE FUND. The fund owns the bonds of several companies that are being acquired (or have been acquired) by larger companies, including SCI Television, Motorwheel and Pace Industries. The merger and acquisition activity typically leads to higher bond prices as a result of better credit quality or tenders for the high-yield securities at attractive prices.

IN THE MORTGAGE-BACKED PORTION OF THE FUND, WE INCREASED OUR PARTICIPATION IN THE DOLLAR ROLL (OR SALE-FORWARD) PROGRAM DURING THE PERIOD. Participation in the dollar roll program now represents 18% of the fund's total assets, compared to 12% in March of this year. The dollar roll

                             HIGHLANDER INCOME FUND

[PIE CHART]

program allows the fund to generate fee income by committing to pay for securities in the future at today's prices. Keep in mind that these commitments also increase the amount of assets exposed to market and interest rate risk.

WE CONTINUED TO USE A "COUPON BARBELL" STRATEGY FOR THE MORTGAGE-BACKED PORTION OF THE FUND THAT IS NOT IN THE DOLLAR ROLL PROGRAM. This was accomplished by investing in a combination of discount-priced mortgage securities and older, seasoned higher-coupon mortgage securities. Both types of securities reduce the fund's exposure to more volatile prepayment rates. The discounted securities have lower coupon rates, which makes prepayment unlikely. Likewise, the older, seasoned securities that have survived a few business cycles are also less likely to prepay.

WE BELIEVE THE ECONOMIC ENVIRONMENT OF THE PAST YEAR, AND THE WAY THE FUND HAS RESPONDED, ARE GOOD EXAMPLES OF THE EFFECTIVENESS OF THIS FUND'S STRATEGY. At the fund's inception, our intent was to create stability by combining two loosely correlated types of securities. That rationale is being played out now. The period's strong economy and rising interest rates have favored high-yield bonds more than mortgage-backed securities. Over a longer period or a whole business cycle, we expect to see periods when the mortgage portion of the fund provides stronger returns than the high-yield portion.

                             HIGHLANDER INCOME FUND

EFFECTIVE DURATION

Effective duration estimates the interest rate risk of a security, in other words, how much the value of the security is expected to change with a given change in interest rates. The longer a security's effective duration, the more sensitive its price is to changes in interest rates. For example, if interest rates were to increase by 1%, the market value of a bond with an effective duration of five years would decrease by about 5%, with all other factors being constant.

It is important to understand that, while a valuable measure, effective duration is based on certain assumptions and has several limitations. It is most effective as a measure of interest rate risk when interest rate changes are small, rapid and occur equally across all the different points of the yield curve.

In addition, effective duration is difficult to calculate precisely for bonds with prepayment options, such as mortgage-backed securities, because the calculation requires assumptions about prepayment rates. For example, when interest rates go down, homeowners may prepay their mortgages at a higher rate than assumed in the initial effective duration calculation, thereby shortening the effective duration of the fund's mortgage-backed securities. Conversely, if rates increase, prepayments may decrease to a greater extent than assumed, extending the effective duration of such securities. For these reasons, the effective durations of funds that invest a significant portion of their assets in mortgage-backed securities can be greatly affected by changes in interest rates.


LOOKING AHEAD, WE BELIEVE THE ECONOMY WILL SLOW A BIT BUT REMAIN HEALTHY OVER THE NEXT FEW MONTHS, WHICH SHOULD BODE WELL FOR BOTH THE HIGH-YIELD AND MORTGAGE-BACKED PORTIONS OF THE FUND. We believe the fund is well positioned for the coming months, and we don't anticipate making any immediate strategy changes. However, we continue to look for new buying opportunities for the fund and to weed out holdings in securities that disappoint us.

Thank you for your investment in Highlander Income Fund. We remain committed to providing you with high-quality management service and look forward to helping you reach your financial goals.

Sincerely,

/s/ Mark E. Durbiano
Mark E. Durbiano
Co-manager

/s/ Tom McGlinch
Tom McGlinch
Co-manager

/s/ Wan-Chong Kung
Wan-Chong Kung
Co-manager

--------------------------------------------------------------------------------
                        FINANCIAL STATEMENTS (Unaudited)

STATEMENT OF ASSETS AND LIABILITIES
AUGUST 31, 1996

ASSETS:
  Investments in securities at market value* (note 2)
    (including a repurchase agreement of $464,000) ....... $     32,883,300
  Cash in bank on demand deposit ...........................         25,713
  Accrued interest receivable ..............................        442,571
  Variation margin receivable (note 2) .....................         16,875
                                                              ----------------
      Total assets .........................................     33,368,459
                                                              ----------------

LIABILITIES:
  Payable for investment securities purchased on a
    when-issued basis (note 2) .............................      5,948,125
  Payable for investment securities purchased ..............         25,861
  Accrued investment management fee ........................         13,957
  Accrued administrative fee ...............................          4,652
                                                              ----------------
      Total liabilities ....................................      5,992,595
                                                              ----------------

Net assets applicable to outstanding capital stock ....... $     27,375,864
                                                              ----------------
                                                              ----------------

REPRESENTED BY:
  Capital stock - authorized 200 million shares of $0.01 par
    value; outstanding, 1,989,467 shares ................. $         19,895
  Additional paid-in capital ...............................     27,687,450
  Undistributed net investment income ......................         11,364
  Accumulated net realized loss on investments .............       (490,586)
  Unrealized appreciation of investments ...................        147,741
                                                              ----------------
      Total - representing net assets applicable to
        outstanding capital stock ........................ $     27,375,864
                                                              ----------------
                                                              ----------------

Net asset value per share of outstanding capital stock ... $          13.76
                                                              ----------------
                                                              ----------------

* Investments in securities at identified cost ........... $     32,808,684
                                                              ----------------
                                                              ----------------

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------
                        FINANCIAL STATEMENTS (UNAUDITED)

STATEMENT OF OPERATIONS
FOR THE SIX MONTHS ENDED AUGUST 31, 1996

INCOME:
  Interest ............................................... $      1,274,769
  Fee income (note 2) ......................................         55,793
                                                              ----------------
      Total investment income ..............................      1,330,562
                                                              ----------------

EXPENSES (NOTE 3):
  Investment management fee ................................         82,431
  Administrative fee .......................................         27,477
  Custodian, accounting and transfer agent fees ............         29,871
  Reports to shareholders ..................................         21,798
  Directors' fees ..........................................          2,851
  Audit and legal fees .....................................         27,885
  Other expenses ...........................................          5,082
                                                              ----------------
      Total expenses .......................................        197,395
  Less expenses paid indirectly ............................           (256)
                                                              ----------------
      Total net expenses ...................................        197,139
                                                              ----------------

      Net investment income ................................      1,133,423
                                                              ----------------

NET REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS:
  Net realized loss on investments (note 4) ................        (79,685)
  Net realized loss on closed futures contracts ............        (94,715)
                                                              ----------------
    Net realized loss on investments .......................       (174,400)
  Net change in unrealized appreciation or depreciation of
    investments ............................................       (359,082)
                                                              ----------------
    Net loss on investments ................................       (533,482)
                                                              ----------------

      Net increase in net assets resulting from
        operations ....................................... $        599,941
                                                              ----------------
                                                              ----------------

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------
                              FINANCIAL STATEMENTS

STATEMENTS OF CHANGES IN NET ASSETS


                                                              Six Months Ended
                                                                  8/31/96           Year Ended
                                                                (Unaudited)          2/29/96
                                                              ----------------   ----------------
OPERATIONS:
  Net investment income .................................. $      1,133,423          2,367,210
  Net realized gain (loss) on investments ..................       (174,400)           447,190
  Net change in unrealized appreciation or depreciation of
    investments ............................................       (359,082)         1,205,735
                                                              ----------------   ----------------

    Net increase in net assets resulting from operations ...        599,941          4,020,135
                                                              ----------------   ----------------

DISTRIBUTIONS TO SHAREHOLDERS:
  From net investment income ...............................     (1,122,059)        (2,367,210)
  In excess of net investment income .......................             --             (3,049)
  Tax return of capital ....................................             --            (26,682)
                                                              ----------------   ----------------
      Total distributions ..................................     (1,122,059)        (2,396,941)
                                                              ----------------   ----------------

CAPITAL SHARE TRANSACTIONS:
  Payments for retirement of 17,200 shares (note 6) ........             --           (211,735)
                                                              ----------------   ----------------
      Total increase (decrease) in net assets ..............       (522,118)         1,411,459

Net assets at beginning of period ..........................     27,897,982         26,486,523
                                                              ----------------   ----------------

Net assets at end of period .............................. $     27,375,864         27,897,982
                                                              ----------------   ----------------
                                                              ----------------   ----------------

Undistributed net investment income ...................... $         11,364                 --
                                                              ----------------   ----------------
                                                              ----------------   ----------------

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------
                   NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

(1) ORGANIZATION
                Highlander Income Fund Inc. (the fund) is registered under the Investment Company Act of 1940 (as amended) as a diversified, closed-end investment management company. The fund invests primarily in a combination of high-grade, mortgage-backed securities and lower-rated fixed income securities, which include securities commonly referred to as "junk bonds". The mortgage-backed securities may include certain derivative securities such as inverse floating rate securities and Z-bonds. Fund shares are listed on the American Stock Exchange under the symbol HLA.

(2) SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES
                INVESTMENTS IN SECURITIES
                The values of fixed income securities are determined using pricing services or prices quoted by independent brokers. Exchange-listed options are valued at the last sales price, and open financial futures contracts are valued at the last settlement price. When market quotations are not readily available, securities are valued at fair value according to methods selected in good faith by the board of directors. Short-term securities with maturities of 60 days or less are valued at amortized cost which approximates market value.

                Securities transactions are accounted for on the date the securities are purchased or sold. Realized gains and losses are calculated on the identified-cost basis. Interest income, including amortization of bond discount and premium computed on a level-yield basis, is accrued daily.

                HIGH-YIELD DEBT SECURITIES
                Although the fund has a diversified portfolio, the fund has 61.1% of total net assets invested in non-investment grade and comparable quality unrated high-yield securities. Investments in non-investment grade securities are accompanied by a greater degree of credit risk and tend to be more sensitive to economic conditions than higher rated securities. The risk of loss due to default by the issuer may be significantly greater for the holders of high-yield securities because such securities are generally unsecured and are often subordinated to other creditors of the issuer. The fund held one security, representing 0.6% of total net assets, which was in default at August 31, 1996.

                OPTIONS TRANSACTIONS
                For hedging purposes, the fund may buy and sell put and call options, write covered call options on portfolio securities, write cash-

--------------------------------------------------------------------------------
                   NOTES TO FINANCIAL STATEMENTS (UNAUDITED)
                secured puts and write call options that are not covered for cross hedging purposes. The risk in writing a call option is that the fund gives up the opportunity for profit if the market price of the security increases. The risk in writing a put option is that the fund may incur a loss if the market price of the security decreases and the option is exercised. The risk of buying an option is that the fund pays a premium whether or not the option is exercised. The fund also has the additional risk of not being able to enter into a closing transaction if a liquid secondary market does not exist.

                Option contracts are valued daily and unrealized appreciation or depreciation is recorded. The fund will realize a gain or loss upon expiration or closing of the option transaction. When an option is exercised, the proceeds on the sale of a written call option, the purchase cost of a written put option or the cost of a security for purchased put and call options is adjusted by the amount of premium received or paid.

                FUTURES TRANSACTIONS
                In order to gain exposure to or protect against changes in the market, the fund may buy and sell financial futures contracts and related options. Risks of entering into futures contracts and related options include the possibility there may be an illiquid market and that a change in the value of the contract or option may not correlate with changes in the value of the underlying securities.

                Upon entering into a futures contract, the fund is required to deposit either cash or securities in an amount (initial margin) equal to a certain percentage of the contract value. Subsequent payments (variation margin) are made or received by the fund each day. The variation margin payments are equal to the daily changes in the contract value and are recorded as unrealized gains and losses. The fund recognizes a realized gain or loss when the contract is closed or expires.

                At August 31, 1996, the fund had outstanding 20 interest rate sales contracts on 30 year U.S. Treasury notes expiring in December 1996 with a net unrealized gain of $73,125. The market value and par value of the open contracts were $2,135,625 and $2,000,000, respectively. Securities with a market value of $71,753 were pledged as collateral to cover initial margin deposits on these contracts.

--------------------------------------------------------------------------------
                   NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

                SECURITIES PURCHASED ON A WHEN-ISSUED BASIS
                Delivery and payment for securities that have been purchased by the fund on a forward-commitment or when-issued basis can take place a month or more after the transaction date. During this period, such securities do not earn interest, are subject to market fluctuation and may increase or decrease in value prior to their delivery. The fund maintains, in a segregated account with its custodian, assets with a market value equal to the amount of its purchase commitments. The purchase of securities on a when-issued or forward-commitment basis may increase the volatility of the fund's net asset value if the fund makes such purchases while remaining substantially fully invested. As of August 31, 1996, the fund had entered into outstanding when-issued or forward commitments of $5,948,125.

                In connection with its ability to purchase securities on a when-issued or forward-commitment basis, the fund may enter into mortgage "dollar rolls" in which the fund sells securities for delivery in the current month and simultaneously contracts with the same counterparty to repurchase similar (same type, coupon and maturity) but not identical securities on a specified future date. As an inducement to "roll over" its purchase commitments, the fund receives negotiated fees. For the six months ended August 31, 1996, such fees earned by the fund amounted to $55,793.

                FEDERAL TAXES
                The fund intends to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and not be subject to federal income tax. Therefore, no income tax provision is required. In addition, on a calendar-year basis, the fund will distribute substantially all of its taxable net investment income and realized gains, if any, to avoid the payment of any federal excise taxes.

                Net investment income and net realized gains (losses) may differ for financial statement and tax purposes primarily because of the timing of income recognition for certain defaulted securities. The character of distributions made during the year from net investment income or net realized gains may differ from its ultimate characterization for federal income tax purposes. Distributions which exceed the net investment income or net realized gains for financial statement purposes are presented as an "excess distribution" in the statements

--------------------------------------------------------------------------------
                   NOTES TO FINANCIAL STATEMENTS (UNAUDITED)
                of changes in net assets and the financial highlights. Distributions that exceed the net investment income or net realized gains recorded on a tax basis are presented as a "tax return of capital" in the statements of changes in net assets and the financial highlights. In addition, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gains (losses) were recorded by the fund.

                DISTRIBUTIONS TO SHAREHOLDERS
                Distributions from net investment income are made monthly and realized capital gains, if any, will be distributed at least annually. These distributions are recorded as of the close of business on the ex-dividend date. Such distributions are payable in cash or, pursuant to the fund's dividend reinvestment plan, reinvested in additional shares of the fund's capital stock. Under the plan, fund shares will be purchased in the open market unless the market price plus commissions exceeds the net asset value by 10% or more. If, at the close of business on the dividend payment date, the shares purchased in the open market are insufficient to satisfy the dividend reinvestment requirement, the fund will issue new shares at a discount of up to 5% from the current market price.

                REPURCHASE AGREEMENTS
                For repurchase agreements entered into with certain broker-dealers, the fund, along with other affiliated registered investment companies, may transfer uninvested cash balances into a joint trading account, the daily aggregate of which is invested in repurchase agreements secured by U.S. government or agency obligations. Securities pledged as collateral for all individual and joint repurchase agreements are held by the fund's custodian bank until maturity of the repurchase agreement. Provisions for all agreements ensure that the daily market value of the collateral is in excess of the repurchase amount, including accrued interest, to protect the fund in the event of a default.

                USE OF ESTIMATES
                The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts in the financial statements. Actual results may differ from these estimates.

--------------------------------------------------------------------------------
                   NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

(3) EXPENSES
                The fund has entered into the following agreements with Piper Capital Management Incorporated (the adviser and the administrator):

                The investment management agreement provides the adviser with a monthly management fee equal to an annualized rate of 0.60% of the fund's average weekly net assets. For its fee, the adviser provides investment advice and conducts the management and investment activity of the fund. Federated Advisers has been retained by the adviser as a subadviser and is paid a monthly fee by the adviser equal to 50% of the investment management fee.

                The administration agreement provides the administrator with a monthly fee equal to an annualized rate of 0.20%. For its fee, the administrator provides reporting, regulatory and record-keeping services for the fund.

                In addition to the investment management and administrative fees, the fund is responsible for paying most other operating expenses, including: outside directors' fees and expenses; custodian fees; registration fees; printing and shareholder reports; transfer agent fees and expenses; legal, auditing and accounting services; insurance; interest; taxes and other miscellaneous expenses.

                Expenses paid indirectly represent a reduction of custodian fees for earnings on cash balances maintained by the fund.

(4) INVESTMENT SECURITY TRANSACTIONS
                Cost of purchases and proceeds from sales of securities, other than temporary investments in short-term securities, for the six months ended August 31, 1996, aggregated $9,687,166 and $10,347,100, respectively.

                For the six months ended August 31, 1996, no brokerage commissions were paid to Piper Jaffray Inc., an affiliated broker.

--------------------------------------------------------------------------------
                   NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

(5) CAPITAL LOSS CARRYOVER
                For federal income tax purposes, the fund had capital loss carryovers of $316,186 as of February 29, 1996, which, if not offset by subsequent capital gains, will expire in 2003 and 2004. It is unlikely the board of directors will authorize a distribution of any net realized capital gains until the available capital loss carryover has been offset or expires.

(6) RETIREMENT OF FUND SHARES
                The fund's board of directors voted to discontinue the share repurchase program effective February 6, 1996. Pursuant to the plan, the fund has cumulatively repurchased and retired 17,200 shares as of January 29, 1996, which represents 0.9% of the shares originally issued.

--------------------------------------------------------------------------------
                         NOTES TO FINANCIAL STATEMENTS

(7) FINANCIAL HIGHLIGHTS
                Per-share data for a share of capital stock outstanding throughout each period and selected information for each period are as follows:

                                               Six months
                                                  ended         Year        Period
                                                 8/31/96        Ended       Ended
                                               (Unaudited)     2/29/96     2/28/95(d)
                                               -----------     -------     --------
PER-SHARE DATA
Net asset value, beginning of period ...... $    14.02          13.20        13.95
                                               -----------     -------     --------
Operations:
  Net investment income .....................     0.57           1.19         1.13
  Net realized and unrealized gains (losses)
    on investments ..........................    (0.27)          0.83        (0.73)
                                               -----------     -------     --------
    Total from operations ...................     0.30           2.02         0.40
                                               -----------     -------     --------
Distributions to shareholders:
  From net investment income ................    (0.56)         (1.19)       (1.14)
  In excess of net investment income ........       --             --        (0.01)
  Tax return of capital .....................       --          (0.01)          --
                                               -----------     -------     --------
    Total distributions to shareholders .....    (0.56)         (1.20)       (1.15)
                                               -----------     -------     --------
Net asset value, end of period ............ $    13.76          14.02        13.20
                                               -----------     -------     --------
                                               -----------     -------     --------
Market value, end of period ............... $    11.88          12.63        12.00
                                               -----------     -------     --------
                                               -----------     -------     --------

SELECTED INFORMATION
Total return, net asset value (a) ...........     2.24%         15.84%        3.23%
Total return, market value (b) ..............    (1.41)%        15.91%      (12.69)%
Net assets at end of period (in
  millions) ............................... $       27             28           26
Ratio of expenses to average weekly net
  assets (c) ................................     1.43%(e)       1.44%        1.18%(e)
Ratio of net investment income to average
  weekly net assets .........................     8.23%(e)       8.63%        9.37%(e)
Portfolio turnover rate (excluding short-term
  securities) ...............................       30%            90%          69%

(A) BASED ON THE CHANGE IN NET ASSET VALUE OF A SHARE DURING THE PERIOD AND ASSUMES REINVESTMENT OF DISTRIBUTIONS AT NET ASSET VALUE.
(B) BASED ON THE CHANGE IN MARKET PRICE OF A SHARE DURING THE PERIOD AND ASSUMES REINVESTMENT OF DISTRIBUTIONS AT ACTUAL PRICES PURSUANT TO THE FUND'S DIVIDEND REINVESTMENT PLAN.
(C) BEGINNING IN FISCAL 1996, THE EXPENSE RATIOS REFLECT THE EFFECT OF GROSS EXPENSES PAID INDIRECTLY BY THE FUND. THE EXPENSE RATIO REFLECTS THE EFFECT OF GROSS EXPENSES PAID INDIRECTLY BY THE FUND. PRIOR PERIOD EXPENSE RATIO HAS NOT BEEN ADJUSTED.
(D)  COMMENCEMENT OF OPERATIONS WAS MARCH 31, 1994.
(E)  ADJUSTED TO AN ANNUAL BASIS.

--------------------------------------------------------------------------------
                      INVESTMENTS IN SECURITIES (Unaudited)

HIGHLANDER INCOME FUND
AUGUST 31, 1996

                                                           Principal            Market
Description of Security                                      Amount            Value (a)
---------------------------------------------------------  ----------         -----------
(PERCENTAGES OF EACH INVESTMENT CATEGORY RELATE TO TOTAL NET ASSETS)

U.S. GOVERNMENT AND AGENCY SECURITIES (56.1%):
 U.S. Agency Mortgage-Backed Securities (56.1%):
  Fixed Rate (49.5%):
   7.50%, FHLMC, 4/1/24 ............................... $     673,691             661,053
   7.50%, FHLMC, 10/16/25 ...............................   2,000,000(b)        1,955,600
   11.00%, FNMA, 10/1/20 ................................     322,217(h)          358,767
   9.00%, FNMA, 7/1/24 ..................................     864,032             898,585
   10.00%, FNMA, 10/1/17 ................................     501,010             544,217
   9.50%, FNMA, 5/1/25 ..................................     824,684             879,822
   6.50%, FNMA, 9/1/25 ..................................     729,699             676,102
   8.00%, FNMA, 3/1/08 ..................................   1,199,208           1,223,923
   6.00%, FNMA, 3/1/11 ..................................     981,008             919,686
   6.50%, FNMA, 5/1/26 ..................................     983,474             909,703
   7.50%, FNMA, 4/9/11 ..................................   2,000,000(b)        1,997,460
   7.00%, FNMA, 1/1/08 ..................................   2,000,000(b)        1,959,340
   7.50%, GNMA, 9/15/23 .................................      61,260              60,187
   7.50%, GNMA, 7/15/23 .................................     304,326             298,617
   9.00%, GNMA, 6/15/16 .................................     194,865             204,483
                                                                              -----------
                                                                               13,547,545
                                                                              -----------

 Z-Bond (d) (6.6%):
   8.07%, FHLMC, Series 1694, Class Z, 3/15/24 ..........   1,169,597             902,648
   8.32%, FNMA, Series 1993-223, Class ZA, 12/25/23 .....   1,176,819             910,693
                                                                              -----------
                                                                                1,813,341
                                                                              -----------

    Total U.S. Government and Agency Securities
     (cost: $15,516,185)  ...............................                      15,360,886
                                                                              -----------

SEE ACCOMPANYING NOTES TO INVESTMENTS IN SECURITIES.

--------------------------------------------------------------------------------
                      INVESTMENTS IN SECURITIES (UNAUDITED)

HIGHLANDER INCOME FUND
(CONTINUED)

                                                             S&P
                                                            Rating   Principal            Market
Description of Security                                      (g)       Amount            Value (a)
---------------------------------------------------------  --------  ----------         -----------
HIGH YIELD CORPORATE BONDS (61.1%):
 Aerospace and Defense (0.4%):
   Tracor Inc., Senior Subordinated Note, 10.88%,
    8/15/01 .............................................     B      $  100,000             107,000
                                                                                        -----------

 Automotive (1.8%):
   Aftermarket Technology, Senior Subordinated Note,
    12.00%, 8/1/04 ......................................    N-R        150,000             161,625
   Collins & Aikman Products, Senior Subordinated Note,
    11.50%, 4/15/06 .....................................     B         150,000             154,500
   Delco Remy International Inc., Senior Subordinated
    Note, 10.63%, 8/1/06 ................................     B-         75,000(e)           76,687
   Lear Seating Corp., Subordinated Note, 8.25%,
    2/1/02 ..............................................    BB-        100,000              97,750
                                                                                        -----------
                                                                                            490,562
                                                                                        -----------

 Banking (0.7%):
   First Nationwide Holdings, Senior Note, 12.25%,
    5/15/01 .............................................    BB-        100,000             106,250
   First Nationwide Holdings, Senior Note, 12.50%,
    4/15/03 .............................................     B          75,000              77,437
                                                                                        -----------
                                                                                            183,687
                                                                                        -----------

 Beverage and Tobacco (0.6%):
   Dr. Pepper Bottling Holdings, Senior Note, Delayed
    Interest, 10.63%, 2/15/03 ...........................    N-R        175,000(f)          153,562
                                                                                        -----------

 Broadcast Radio and Television (5.9%):
   Chancellor Broadcasting, Senior Subordinated Note,
    12.50%, 10/1/04 .....................................     B-         75,000              83,906
   Chancellor Broadcasting, Senior Subordinated Note,
    9.38%, 10/1/04 ......................................     B-         50,000              49,250
   Echostar Satellite Broadcast, Senior Discount Note,
    Delayed Interest, 13.25%, 3/15/04 ...................     B-        150,000(f)           94,500
   Granite Broadcasting Corp., Senior Subordinated Note,
    10.38%, 5/15/05 .....................................     B-        250,000             251,875
   Heritage Media Corp., Senior Subordinated Note, 8.75%,
    2/15/06 .............................................     B         200,000             191,000
   Pegasus Media & Communications, Note, 12.50%,
    7/1/05 ..............................................    N-R        100,000             106,500
   SCI Television Inc., Senior Note, 11.00%, 6/30/05         BB-        250,000             267,500

SEE ACCOMPANYING NOTES TO INVESTMENTS IN SECURITIES.

--------------------------------------------------------------------------------
                      INVESTMENTS IN SECURITIES (UNAUDITED)

HIGHLANDER INCOME FUND
(CONTINUED)

                                                             S&P
                                                            Rating   Principal            Market
Description of Security                                      (g)       Amount            Value (a)
---------------------------------------------------------  --------  ----------         -----------
   SFX Broadcasting, Senior Subordinated Note, 10.75%,
    5/15/06 .............................................     B-     $  125,000(e)          128,125
   Sinclair Broadcast Group Inc., Senior Subordinated
    Note, 10.00%, 12/15/03 ..............................     B         250,000             246,250
   Sullivan Broadcasting Holdings, Debenture, 13.25%,
    12/15/06 ............................................     B-         25,000              21,875
   Sullivan Broadcasting, Senior Subordinated Note,
    10.25%, 12/15/05 ....................................     B-         50,000              49,375
   Young Broadcasting Inc., Senior Subordinated Note,
    9.00%, 1/15/06 ......................................     B         150,000             138,375
                                                                                        -----------
                                                                                          1,628,531
                                                                                        -----------

 Business Services (1.1%):
   Knoll Inc., Senior Subordinated Note, 10.88%,
    3/15/06 .............................................     B+        150,000             156,375
   United Stationery Supply, Senior Subordinated Note,
    12.75%, 5/1/05 ......................................     B-        125,000             135,937
                                                                                        -----------
                                                                                            292,312
                                                                                        -----------

 Cable Television (5.6%):
   Bell Cablemedia Plc, Senior Discount Note, Delayed
    Interest, 12.98%, 7/15/04 ...........................    BB-         50,000(f)           37,625
   Cablevision System Corp., Senior Subordinated
    Debenture, 9.88%, 2/15/13 ...........................     B         150,000             142,687
   Cablevision Systems Corp., Senior Subordinated
    Debenture, 10.50%, 5/15/16 ..........................     B          50,000              49,375
   Charter Communications South East L.P., Senior Note,
    11.25%, 3/15/06 .....................................     B         100,000(e)          100,000
   Comcast UK Cable Partners Ltd., Senior Discount
    Debenture, Delayed Interest, 11.07%, 11/15/07 .......     B         125,000(f)           78,594
   CS Wireless Systems Inc., Senior Discount Note (and
    Common Stock), Delayed Interest, 11.26%, 3/1/06 .....    CCC+       200,000(e)(f)        97,000
   Groupe Videotron, Senior Note, 10.63%, 2/15/05            BB+        100,000             107,750
   International Cabeltel Inc., Senior Note, Delayed
    Interest, 11.77%, 2/1/06 ............................     B         100,000(f)           59,250
   International Cabletel Inc., Senior Note, Delayed
    Interest, 10.84%, 10/15/03 ..........................    N-R        250,000(f)          188,750
   International Cabletel Inc., Senior Note, Delayed
    Interest, 11.67%, 4/15/05 ...........................     B          75,000(f)           49,875

SEE ACCOMPANYING NOTES TO INVESTMENTS IN SECURITIES.

--------------------------------------------------------------------------------
                      INVESTMENTS IN SECURITIES (UNAUDITED)

HIGHLANDER INCOME FUND
(CONTINUED)

                                                             S&P
                                                            Rating   Principal            Market
Description of Security                                      (g)       Amount            Value (a)
---------------------------------------------------------  --------  ----------         -----------
   People's Choice TV Corp., Senior Discount Note (and
    Warrants), Delayed Interest, 13.37%, 6/1/04 .........    CCC+    $  150,000(f)           87,000
   Rogers Cablesystems, Senior Note, 10.00%, 3/15/05 ....    BB+        150,000             151,500
   Telewest Plc, Senior Discount Debenture, Delayed
    Interest, 10.67%, 10/1/07 ...........................     BB        425,000(f)          267,750
   UIH Australia/Pacific, Senior Discount Note, Delayed
    Interest, 13.99%, 5/15/06 ...........................     B-        150,000(e)(f)        76,500
   Wireless One Inc., Senior Note, 13.00%, 10/15/03           B-         50,000              50,500
                                                                                        -----------
                                                                                          1,544,156
                                                                                        -----------

 Chemicals and Plastics (3.7%):
   Crain Industries Inc., Senior Subordinated Note,
    13.50%, 8/15/05 .....................................    N-R        125,000             134,688
   Foamex LP, Senior Note, 11.25%, 10/1/02 ..............     B         100,000             105,000
   Foamex LP, Senior Subordinated Note, 11.88%,
    10/1/04 .............................................     B-         50,000              52,750
   G-I Holdings Inc., Senior Note, Zero-Coupon, 10.50%,
    10/1/98 .............................................     B+        228,000(c)          184,680
   Harris Chemical North American, Senior Note, 10.25%,
    7/15/01 .............................................     B+        150,000             150,375
   Polymer Group, Senior Note, 12.25%, 7/15/02 ..........     B-         83,000              89,225
   RBX Corp., Senior Subordinated Note, 11.25%,
    10/15/05 ............................................    N-R         75,000              70,125
   Sterling Chemical Holdings, Senior Discount Note (and
    Warrants), Delayed Interest, 12.99%, 8/15/08 ........     B+        100,000(f)           56,250
   Sterling Chemicals Inc., Senior Subordinated Note,
    11.75%, 8/15/06 .....................................     B+         50,000              51,625
   Uniroyal Technology Corp., Senior Note, 11.75%,
    6/1/03 ..............................................     B         125,000             119,375
                                                                                        -----------
                                                                                          1,014,093
                                                                                        -----------

 Communication (0.4%):
   Park Communications Inc., Senior Payment-in-Kind Note
    (and Warrants), 13.13%, 5/15/04 .....................    CCC+        75,000(e)(f)        97,125
                                                                                        -----------

 Conglomerate (0.7%):
   Veridan Inc., Note, 9.75%, 4/1/03 ....................    BB-        175,000             181,125
                                                                                        -----------

SEE ACCOMPANYING NOTES TO INVESTMENTS IN SECURITIES.

--------------------------------------------------------------------------------
                      INVESTMENTS IN SECURITIES (UNAUDITED)

HIGHLANDER INCOME FUND
(CONTINUED)

                                                             S&P
                                                            Rating   Principal            Market
Description of Security                                      (g)       Amount            Value (a)
---------------------------------------------------------  --------  ----------         -----------
 Consumer Health (0.5%):
   Simmons Co., Senior Subordinated Note, 10.75%,
    4/15/06 .............................................     B      $  150,000(e)          148,500
                                                                                        -----------

 Consumer Non-Durables (0.8%):
   Curtice/Burns Foods Inc., Senior Subordinated Note,
    12.25%, 2/1/05 ......................................     B          75,000              71,625
   Playtex Family Products Corp., Senior Subordinated
    Note, 9.00%, 12/15/03 ...............................     B         150,000             146,062
                                                                                        -----------
                                                                                            217,687
                                                                                        -----------

 Container and Glass Products (1.2%):
   Owens Illinois Inc., Senior Subordinated Note, 10.50%,
    6/15/02 .............................................     B+        250,000             260,937
   Packaging Resources Inc., Senior Note, 11.63%,
    5/1/03 ..............................................     B+         75,000(e)           76,500
                                                                                        -----------
                                                                                            337,437
                                                                                        -----------

 Cosmetics and Toiletries (0.2%):
   Revlon Consumer Products, Senior Subordinated Note,
    10.50%, 2/15/03 .....................................     B-         50,000              52,000
                                                                                        -----------

 Ecological Services and Equipment (0.8%):
   ICF Kaiser International, Senior Subordinated Note,
    13.00%, 12/31/03 ....................................     B-         75,000              71,625
   Mid-American Waste System Inc., Senior Subordinated
    Note, 12.25%, 2/15/03 ...............................     D         250,000(i)          161,250
                                                                                        -----------
                                                                                            232,875
                                                                                        -----------

 Electrical Utilities (0.5%):
   El Paso Electric Co., 9.40%, 5/1/11 ..................    BB-        150,000             148,434
                                                                                        -----------

 Finance (0.3%):
   Trizec Finance Limited, Senior Note, 10.88%,
    10/15/05 ............................................    BB-         75,000              78,188
                                                                                        -----------

 Food Manufacturer (0.3%):
   Spreckles Industries Inc., Senior Note, 11.50%,
    9/1/00 ..............................................     B          75,000              78,375
                                                                                        -----------

SEE ACCOMPANYING NOTES TO INVESTMENTS IN SECURITIES.

--------------------------------------------------------------------------------
                      INVESTMENTS IN SECURITIES (UNAUDITED)

HIGHLANDER INCOME FUND
(CONTINUED)

                                                             S&P
                                                            Rating   Principal            Market
Description of Security                                      (g)       Amount            Value (a)
---------------------------------------------------------  --------  ----------         -----------
 Food Products (1.5%):
   Carr-Gottstein Foods Co., Senior Subordinated Note,
    12.00%, 11/15/05 ....................................     B-     $  100,000             102,500
   Specialty Foods Corp., Senior Subordinated Note,
    11.25%, 8/15/03 .....................................     B-        250,000             207,500
   Van De Kamps Inc., Senior Subordinated Note, 12.00%,
    9/15/05 .............................................     B-        100,000             108,250
                                                                                        -----------
                                                                                            418,250
                                                                                        -----------

 Food Services (1.1%):
   Americold Corp., Senior Subordinated Note, 12.88%,
    5/1/08 ..............................................     B-         75,000              77,250
   Flagstar Corp., Senior Note, 10.88%, 12/1/02 .........     B-        250,000             220,625
                                                                                        -----------
                                                                                            297,875
                                                                                        -----------

 Food and Drug Retailing (1.0%):
   Ralphs Grocery Co., Senior Note, 10.45%, 6/15/04 .....     B         100,000              98,500
   Ralphs Grocery Co., Senior Subordinated Note, 11.00%,
    6/15/05 .............................................     B-         75,000              73,125
   Smiths Food & Drug Centers, Senior Subordinated Note,
    11.25%, 5/15/07 .....................................     B-        100,000             104,750
                                                                                        -----------
                                                                                            276,375
                                                                                        -----------

 Forest Products (3.0%):
   Container Corporation of America, Senior Note, 9.75%,
    4/1/03 ..............................................     B+        125,000             124,531
   Four M Corp., Senior Note, 12.00%, 6/1/06 ............     B         100,000(e)          103,750
   Repap New Bruswick, Senior Note, 10.63%, 4/15/05 .....     B+         50,000              48,125
   Riverwood International, Senior Subordinated Note,
    10.88%, 4/1/08 ......................................     B         175,000             170,188
   SD Warren Co., Senior Subordinated Note, 12.00%,
    12/15/04 ............................................     B+        200,000             213,000
   Stone Container, Senior Note, 11.50%, 10/1/04 ........     B+        150,000             157,500
                                                                                        -----------
                                                                                            817,094
                                                                                        -----------

 Health Care Services (1.6%):
   Dade International Inc., Senior Subordinated Note,
    11.13%, 5/1/06 ......................................     B         150,000(e)          159,750

SEE ACCOMPANYING NOTES TO INVESTMENTS IN SECURITIES.

--------------------------------------------------------------------------------
                      INVESTMENTS IN SECURITIES (UNAUDITED)

HIGHLANDER INCOME FUND
(CONTINUED)

                                                             S&P
                                                            Rating   Principal            Market
Description of Security                                      (g)       Amount            Value (a)
---------------------------------------------------------  --------  ----------         -----------
   Prime Succession Acquisition Co., Senior Subordinated
    Note, 10.75%, 8/15/04 ...............................     B      $   50,000(e)           51,875
   Tenet Healthcare Corp, Senior Subordinated Note,
    10.13%, 3/1/05 ......................................     B+        200,000             216,000
                                                                                        -----------
                                                                                            427,625
                                                                                        -----------

 Heavy Electrical Machinery (0.9%):
   Alvey Systems Inc., Senior Subordinated Note, 11.38%,
    1/31/03 .............................................     B-        150,000             156,750
   Tokheim Corp., Senior Subordinated Note, 11.50%,
    8/1/06 ..............................................    N-R        100,000(e)          102,250
                                                                                        -----------
                                                                                            259,000
                                                                                        -----------

 Hotels and Leisure (0.4%):
   Courtyard By Marriott, Senior Note, 10.75%, 2/1/08 ...     B-        100,000             100,500
                                                                                        -----------

 Industrial Products and Equipment (2.8%):
   BAR Technologies, Senior Note, 13.50%, 4/1/01 ........     B-         50,000              49,000
   Cabot Safety Corp., Senior Subordinated Note, 12.50%,
    7/15/05 .............................................     B         150,000             166,125
   CAI Wireless Systems Inc., Senior Note, 12.25%,
    9/15/02 .............................................    BB-         75,000              78,188
   Exide Corp., Senior Note, 10.00%, 4/15/05 ............    N-R        125,000             126,875
   Fairfield Manufacturing, Senior Subordinated Note,
    11.38%, 7/1/01 ......................................    CCC+       100,000             100,750
   PanAmSat LP, Senior Subordinated Discount Note,
    Delayed Interest, 11.82%, 8/1/03 ....................     B         150,000(f)          134,250
   Coinmach Corp., Senior Note, 11.75%, 11/15/05 .            B+        100,000             105,750
                                                                                        -----------
                                                                                            760,938
                                                                                        -----------

 Industrial Property (0.6%):
   Monarch Marking Systems, Senior Note, 12.50%,
    7/1/03 ..............................................     B+        150,000             162,750
                                                                                        -----------

 Leisure and Entertainment (3.2%):
   Affinity Group Incorporated, Senior Subordinated Note,
    11.50%, 10/15/03 ....................................     B         100,000             101,750
   AMF Group Inc., Senior Discount Note, Delayed
    Interest, 12.27%, 3/15/06 ...........................     B-        200,000(e)(f)       117,000
   AMF Group Inc., Senior Subordinated Note, 10.88%,
    3/15/06 .............................................     B-        100,000(e)          100,250

SEE ACCOMPANYING NOTES TO INVESTMENTS IN SECURITIES.

--------------------------------------------------------------------------------
                      INVESTMENTS IN SECURITIES (UNAUDITED)

HIGHLANDER INCOME FUND
(CONTINUED)

                                                             S&P
                                                            Rating   Principal            Market
Description of Security                                      (g)       Amount            Value (a)
---------------------------------------------------------  --------  ----------         -----------
   Cobblestone Golf Group, Senior Note, 11.50%,
    6/1/03 ..............................................     B      $  150,000(e)          153,000
   Premier Parks, Senior Note, 12.00%, 8/15/03 ..........     B+        150,000             159,750
   Six Flags Theme Parks Inc., Senior Subordinated Note,
    Delayed Interest, 12.53%, 6/15/05 ...................     B         300,000(f)          255,750
                                                                                        -----------
                                                                                            887,500
                                                                                        -----------

 Machine Tool Manufacturer (0.6%):
   Primeco Inc., Senior Subordinated Note, 12.75%,
    3/1/05 ..............................................     B         150,000             163,125
                                                                                        -----------

 Metal & Mining (0.5%):
   Royal Oak Mines Inc., Senior Subordinated Note,
    11.00%, 8/15/06 .....................................     B-        125,000             125,313
                                                                                        -----------

 Oil and Gas (3.4%):
   California Energy Company Inc., Senior Discount Note,
    Delayed Interest, 10.70%, 1/15/04 ...................     BB        250,000(f)          251,250
   Clark USA Inc., Senior Note, 10.88%, 12/1/05 .........     B+        100,000(e)          101,500
   Falcon Drilling Inc., Senior Note, 9.75%, 1/15/01          B         100,000             103,250
   Giant Industries Inc., Senior Subordinated Note,
    9.75%, 11/15/03 .....................................     B+        250,000             253,125
   Mesa Operating Co., 10.63%, 7/1/06 ...................     B          75,000              78,188
   Mesa Operating Co., Delayed Interest, 10.98%,
    7/1/06 ..............................................     B         125,000(f)           77,812
   United Meridian Corp., Senior Subordinated Note,
    10.38%, 10/15/05 ....................................     B          50,000              53,000
                                                                                        -----------
                                                                                            918,125
                                                                                        -----------

 Printing and Publishing (1.5%):
   Affiliated Newspaper Investments, Senior Discount
    Note, Delayed Interest, 12.79%, 7/1/06                    B         500,000(f)          372,500
   Hollinger International Publishing, Senior
    Subordinated Note, 9.25%, 2/1/06 ....................    BB-         50,000              47,250
                                                                                        -----------
                                                                                            419,750
                                                                                        -----------

 Retail Stores (2.7%):
   Brylane LP/Brylane Capital Corp., Senior Subordinated
    Note, 10.00%, 9/1/03 ................................     B+        375,000             371,250
   Herff Jones Inc., Senior Subordinated Note, 11.00%,
    8/15/05 .............................................     B         100,000             103,500

SEE ACCOMPANYING NOTES TO INVESTMENTS IN SECURITIES.

--------------------------------------------------------------------------------
                      INVESTMENTS IN SECURITIES (UNAUDITED)

HIGHLANDER INCOME FUND
(CONTINUED)

                                                             S&P
                                                            Rating   Principal            Market
Description of Security                                      (g)       Amount            Value (a)
---------------------------------------------------------  --------  ----------         -----------
   Hosiery Corp Of America Inc., Senior Subordinated
    Note, 13.75%, 8/1/02 ................................     B-     $  100,000             110,500
   Icon Health and Fitness, Senior Subordinated Note,
    13.00%, 7/15/02 .....................................     B-        150,000             165,750
                                                                                        -----------
                                                                                            751,000
                                                                                        -----------

 Steel Manufacturer (2.7%):
   Acme Metals Inc., Senior Discount Note, Delayed
    Interest, 13.19%, 8/1/04 ............................     B          75,000(f)           70,125
   Bayou Steel Corp., 10.25%, 3/1/01 ....................     B          75,000              71,625
   Envirosource Inc., Senior Note, 9.75%, 6/15/03 .......     B         250,000             236,250
   GS Technologies, Senior Note, 12.00%, 9/1/04 .........     B         250,000             258,750
   Republic Engineered Steel, 9.88%, 12/15/01 ...........     B         100,000              94,000
                                                                                        -----------
                                                                                            730,750
                                                                                        -----------

 Surface Transportation (1.6%):
   Gearbulk Holding LTD, Senior Note, 11.25%, 12/1/04 ...     BB        125,000             133,125
   Stena AB, Senior Note, 10.50%, 12/15/05 ..............    BB-        100,000             101,000
   Trism Inc., Senior Subordinated Note, 10.75%,
    12/15/00 ............................................     B         215,000             204,250
                                                                                        -----------
                                                                                            438,375
                                                                                        -----------

 Telecommunications and Cellular (5.1%):
   Advanced Micro Devices, Senior Note, 11.00%,
    8/1/03 ..............................................    BB-        100,000             102,250
   America Communications Services, Senior Discount Note,
    Delayed Interest, 13.30%, 4/1/06                         N-R        100,000(f)           52,250
   Brooks Fiber Properties, Senior Discount Notes,
    Delayed Interest, 10.78%, 3/1/06 ....................    N-R        250,000(e)(f)       142,500
   Cellular Communications International Inc., Senior
    Discount Note (and Warrants), Zero-Coupon, 12.70%,
    8/15/00 .............................................    CCC+       150,000(c)           93,750
   Dial Call Communications, Senior Discount Note,
    Delayed Interest, 11.84%, 4/15/04 ...................    CCC-       150,000(f)           93,750
   Fonorola Inc., Senior Note, 12.50%, 8/15/02 ..........     B+         50,000              54,375
   Millicom International Cellular, Senior Discount Note,
    Delayed Interest, 12.58%, 6/1/06 ....................     B-        200,000(e)(f)       108,000
   Mobilemedia Communications, Senior Subordinated Note,
    9.38%, 11/1/07 ......................................    CCC         25,000              21,875

SEE ACCOMPANYING NOTES TO INVESTMENTS IN SECURITIES.

--------------------------------------------------------------------------------
                      INVESTMENTS IN SECURITIES (UNAUDITED)

HIGHLANDER INCOME FUND
(CONTINUED)

                                                             S&P     Principal
                                                            Rating     Amount             Market
Description of Security                                      (g)     or Shares           Value (a)
---------------------------------------------------------  --------  ----------         -----------
   Nextlink Communications Inc., Senior Note, 12.50%,
    4/15/06 .............................................    N-R     $  150,000(e)          149,250
   Pronet Inc., Senior Subordinated Note, 11.88%,
    6/15/05 .............................................    CCC        100,000              93,000
   Teleport Communications, Senior Discount Note, Delayed
    Interest, 11.24%, 7/1/07 ............................     B         150,000(f)           92,250
   Teleport Communications, Senior Note, 9.88%,
    7/1/06 ..............................................     B          50,000              50,250
   USA Mobile Communications Inc. II, Senior Note, 9.50%,
    2/1/04 ..............................................     B-        250,000             228,750
   Vanguard Cellular System, Debenture, 9.38%,
    4/15/06 .............................................     B+        125,000             122,813
                                                                                        -----------
                                                                                          1,405,063
                                                                                        -----------

 Textiles and Apparel (1.1%):
   Westpoint Stevens Inc., Senior Subordinated Debenture,
    9.38%, 12/15/05 .....................................     B+        300,000             299,250
                                                                                        -----------

 Transportation (0.3%):
   Lear Corp., Senior Subordinated Note, 9.50%,
    7/15/06 .............................................    BB-         75,000              76,688
                                                                                        -----------

    Total High Yield Corporate Bonds
     (cost: $16,482,585)  ...............................                                16,720,995
                                                                                        -----------

COMMON STOCK (0.2%):
 Cable Television (0.0%):
   Pegasus Media & Communications .................................         10       $    6,000
   Sullivan Broadcasting Holdings .................................        400            4,100
                                                                                     ----------
                                                                                         10,100
                                                                                     ----------

 Printing & Publishing (0.1%):
   Affiliated Newspaper Investments Class B .......................        500           15,000
                                                                                     ----------

 Retail Trade (0.1%):
   Grand Union Co. ................................................      7,070           40,653
   Hosiery Corp of America Inc. ...................................         50              200
                                                                                     ----------
                                                                                         40,853
                                                                                     ----------

    Total Common Stock
     (cost: $111,943)  ............................................                      65,953
                                                                                     ----------

SEE ACCOMPANYING NOTES TO INVESTMENTS IN SECURITIES.

--------------------------------------------------------------------------------
                      INVESTMENTS IN SECURITIES (UNAUDITED)

HIGHLANDER INCOME FUND
(CONTINUED)

                                                                     Principal
                                                                      Amount           Market
Description of Security                                              or Shares       Value (a)
-------------------------------------------------------------------  ---------       ----------
PREFERRED STOCK (1.0%):
 Commercial and Industrial Services (0.4%):
   PanAmSat LP, Non-Convertible, 12.75%, 4/15/05 ........          85$             99,025
                                                                              -----------

 Commercial Services (0.6%):
   K - III Comm, Non-Convertible, 11.63%, 5/1/05 ........       1,635             162,776
                                                                              -----------

    Total Preferred Stock
     (cost: $220,500)  ..................................                         261,801
                                                                              -----------

WARRANTS (0.0%):
   BAR Technologies, 4/1/01 .............................          50               2,525
   Cellular Communications International Inc.,
    8/15/03 .............................................         150               1,313
   ICF Kaiser International, 12/31/98 ...................         120                  60
   Icon Health and Fitness, 11/14/99 ....................         150               3,750
   Nextel Communications, 4/15/99 .......................         250                   5
   Uniroyal Technology Corp., 6/1/03 ....................       1,250               1,262
   Wireless One Inc., 10/19/00 ..........................         150                 750
                                                                              -----------

    Total Warrants
     (cost: $13,471)  ...................................                           9,665
                                                                              -----------

SHORT-TERM SECURITIES (1.7%):
   Repurchase agreement with Goldman Sachs in a joint
    trading account, collateralized by U.S. government
    agency securities, acquired on 8/30/96, accrued
    interest of $272, 5.28%, 9/3/96
    (cost: $464,000) .................................. $     464,000             464,000
                                                                              -----------

    Total Investments in Securities
     (cost: $32,808,684) (j) .......................... $                      32,883,300
                                                                              -----------
                                                                              -----------

NOTES TO INVESTMENTS IN SECURITIES:
(A)  SECURITIES ARE VALUED IN ACCORDANCE WITH PROCEDURES DESCRIBED IN NOTE 2 TO
     THE FINANCIAL STATEMENTS.
(B)  ON AUGUST 31, 1996, THE TOTAL COST OF INVESTMENTS PURCHASED ON A
     WHEN-ISSUED BASIS WAS $5,948,125.
(C)  FOR ZERO-COUPON INVESTMENTS, THE INTEREST RATE SHOWN IS THE EFFECTIVE YIELD
     ON THE DATE OF PURCHASE.
(D)  Z-BOND - REPRESENTS SECURITIES THAT PAY NO INTEREST OR PRINCIPAL DURING
     THEIR INITIAL ACCRUAL PERIODS, BUT ACCRUE ADDITIONAL PRINCIPAL AT SPECIFIED
     RATES. INTEREST RATE DISCLOSED REPRESENTS CURRENT YIELD BASED UPON THE COST
     BASIS AND ESTIMATED TIMING OF FUTURE CASH FLOWS.

--------------------------------------------------------------------------------
                      INVESTMENTS IN SECURITIES (UNAUDITED)

(E)  SECURITIES SOLD WITHIN TERMS OF A PRIVATE PLACEMENT MEMORANDUM ARE EXEMPT
     FROM REGISTRATION UNDER SECTION 144A OF THE SECURITIES ACT OF 1933, AS
     AMENDED, AND MAY BE SOLD ONLY TO DEALERS IN THAT PROGRAM OR OTHER
     ACCREDITED INVESTORS. THESE INVESTMENTS HAVE BEEN IDENTIFIED BY PORTFOLIO
     MANAGEMENT AS ILLIQUID SECURITIES. THE AGGREGATE VALUE OF THESE SECURITIES
     AT AUGUST 31, 1996, IS $2,089,562, WHICH REPRESENTS 7.6% OF TOTAL NET
     ASSETS.
(F)  THE INTEREST RATES DISCLOSED FOR DELAYED INTEREST AND PAYMENT-IN-KIND BONDS
     REPRESENTS EFFECTIVE YIELDS AT AUGUST 31, 1996, BASED UPON THE ESTIMATED
     TIMING AND AMOUNT OF FUTURE INTEREST AND PRINCIPAL PAYMENTS.
     PAYMENT-IN-KIND - REPRESENTS SECURITIES ON WHICH INTEREST IS GENERALLY PAID
       BY ISSUING ADDITIONAL PAR OF THE SECURITY RATHER THAN PAYING CASH.
     DELAYED INTEREST - REPRESENTS SECURITIES THAT REMAIN ZERO-COUPON SECURITIES
       UNTIL A PREDETERMINED DATE AT WHICH TIME THE STATED COUPON RATE BECOMES
       EFFECTIVE AND INTEREST BECOMES PAYABLE AT REGULAR INTERVALS.
(G)  THE STANDARD & POOR'S RATING IS A CURRENT ASSESSMENT OF THE CREDIT
     WORTHINESS OF AN ISSUER WITH RESPECT TO A SPECIFIC OBLIGATION. SECURITIES
     DESIGNATED AS "N-R" ARE NOT RATED BY STANDARD & POOR'S.
         "BB" - LESS NEAR-TERM VULNERABILITY TO DEFAULT THAN OTHER SPECULATIVE
          ISSUES. HOWEVER, IT FACES MAJOR ONGOING UNCERTAINTIES OR EXPOSURE TO
          ADVERSE BUSINESS, FINANCIAL OR ECONOMIC CONDITIONS WHICH COULD LEAD TO
          INADEQUATE CAPACITY TO MEET TIMELY INTEREST PRINCIPAL PAYMENTS.
         "B" - A GREATER VULNERABILITY TO DEFAULT BUT CURRENTLY HAS THE CAPACITY
          TO MEET INTEREST PAYMENTS AND PRINCIPAL REPAYMENTS. ADVERSE BUSINESS,
          FINANCIAL OR ECONOMIC CONDITIONS WILL LIKELY IMPAIR CAPACITY OR
          WILLINGNESS TO PAY INTEREST AND REPAY PRINCIPAL.
         "CCC" - CURRENTLY IDENTIFIABLE VULNERABILITY TO DEFAULT, AND IS
          DEPENDENT UPON FAVORABLE BUSINESS, FINANCIAL AND ECONOMIC CONDITIONS
          TO MEET TIMELY PAYMENT OF INTEREST AND REPAYMENT OF PRINCIPAL. IN THE
          EVENT OF ADVERSE BUSINESS, FINANCIAL OR ECONOMIC CONDITIONS, IT IS NOT
          LIKELY TO HAVE THE CAPACITY TO PAY INTEREST AND REPAY PRINCIPAL.
         "D" - PAYMENT IS IN DEFAULT. INTEREST OR PRINCIPAL PAYMENTS ARE NOT
          MADE ON THE DATE DUE EVEN IF THE APPLICABLE GRACE PERIOD HAS NOT
          EXPIRED.
         THE RATING ABOVE MAY BE MODIFIED BY THE ADDITION OF A PLUS OR MINUS
          SIGN TO SHOW RELATIVE STANDING WITHIN THE MAJOR RATING CATEGORIES.
(H)  THIS ISSUE IS PARTIALLY PLEDGED AS INITIAL MARGIN DEPOSITS ON THE FOLLOWING
     OPEN INTEREST RATE FUTURES SALES CONTRACTS (SEE NOTE 2 TO THE FINANCIAL
     STATEMENTS).
(I)  INTEREST IS CURRENTLY NOT BEING ACCRUED ON THIS SECURITY WHICH REPRESENTS
     0.6% OF NET ASSETS AT AUGUST 31, 1996.
(J)  ALSO APPROXIMATES COST FOR FEDERAL INCOME TAX PURPOSES. THE AGGREGATE GROSS
     UNREALIZED APPRECIATION AND DEPRECIATION OF INVESTMENTS IN SECURITIES,
     INCLUDING OPEN FUTURE CONTRACTS, BASED ON THIS COST WERE AS FOLLOWS:

      GROSS UNREALIZED APPRECIATION .... $      701,699
      GROSS UNREALIZED DEPRECIATION ......     (553,958)
                                            -----------
        NET UNREALIZED APPRECIATION .... $      147,741
                                            -----------
                                            -----------

--------------------------------------------------------------------------------
                               SHAREHOLDER UPDATE

ANNUAL MEETING RESULTS
An annual meeting of the fund's shareholders was held on August 20, 1996. Each matter voted upon at the meeting, as well as the number of votes cast for, against or withheld, the number of abstentions, and the number of broker non-votes with respect to such matters, are set forth below.

1.  The fund's shareholders elected the following directors:

                                                                Shares
                                                   Shares       Withholding
                                                   Voted        Authority
                                                   "For"        to Vote
                                                 ----------     -------
David T. Bennett ............................    1,767,234      19,925
William H. Ellis ............................    1,764,148      23,011
Jaye F. Dyer ................................    1,767,231       9,925
Karol D. Emmerich ...........................    1,767,634      19,525
Luella G. Goldberg ..........................    1,766,060      21,099
George Latimer ..............................    1,767,634      19,525

2. The fund's shareholders ratified the selection by a majority of the independent members of the fund's board of directors of KPMG Peat Marwick LLP as the independent public accountants for the fund for the fiscal year ending February 28, 1997. The following votes were cast regarding this matter:

                       Shares
      Shares            Voted
    Voted "For"        "Against"   Abstentions
    --------------     -------     -------
        1,774,445       2,080      10,634

--------------------------------------------------------------------------------
                             DIRECTORS AND OFFICERS

DIRECTORS           David T. Bennett, CHAIRMAN, HIGHLAND HOMES, INC.,
                        USL PRODUCTS, INC., KIEFER BUILT, INC., OF
                        COUNSEL, GRAY, PLANT, MOOTY, MOOTY & BENNETT,
                        P.A.
                    Jaye F. Dyer, PRESIDENT, DYER MANAGEMENT COMPANY
                    William H. Ellis, PRESIDENT, PIPER JAFFRAY
                        COMPANIES INC., PIPER CAPITAL MANAGEMENT
                        INCORPORATED
                    Karol D. Emmerich, PRESIDENT, THE PARACLETE GROUP
                    Luella G. Goldberg, DIRECTOR, TCF FINANCIAL,
                        RELIASTAR FINANCIAL CORP., HORMEL FOODS CORP.
                    George Latimer, CHIEF EXECUTIVE OFFICER, NATIONAL
                        EQUITY FUNDS

OFFICERS            William H. Ellis, CHAIRMAN OF THE BOARD
                    Paul A. Dow, PRESIDENT
                    Robert H. Nelson, VICE PRESIDENT AND TREASURER Susan Sharp Miley, SECRETARY

INVESTMENT ADVISER  Piper Capital Management Incorporated
                    222 SOUTH NINTH STREET, MINNEAPOLIS, MN 55402-3804

SUB ADVISER         Federated Advisers
                    FEDERATED INVESTORS TOWER, PITTSBURGH, PA
                    15222-3779

CUSTODIAN AND       Investors Fiduciary Trust Company
TRANSFER AGENT      127 WEST 10TH STREET, KANSAS CITY, MO 64105-1716

LEGAL COUNSEL       Dorsey & Whitney LLP
                    220 SOUTH SIXTH STREET, MINNEAPOLIS, MN 55402

PIPER CAPITAL
MANAGEMENT

PIPER CAPITAL MANAGEMENT INCORPORATED
222 SOUTH NINTH STREET
MINNEAPOLIS, MN 55402-3804

[LOGO]    THIS DOCUMENT IS PRINTED ON PAPER MADE FROM
          100% TOTAL RECOVERED FIBER, INCLUDING 15%
          POST-CONSUMER WASTE.

In an effort to reduce costs to our shareholders, we have implemented a process to reduce duplicate mailings of the fund's shareholder reports. This householding process should allow us to mail one report to each address where one or more registered shareholders with the same last name reside. If you would like to have additional reports mailed to your address, please call our Mutual Fund Services Department at 1 800 866-7778, or mail your request to:

Piper Capital Management
Attn: Communications Department
222 South Ninth Street
Minneapolis, MN 55402-3804

21710 10/1996 230-96

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